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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 September 22, 2003
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                         POWERBALL INTERNATIONAL, INC.
                        (Exact name of registrant as specified in its charter)


          UTAH                     000-25873             84-1431425
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



              2095 West 2200 South, West Valley City, Utah 84119
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 974-9120
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             ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On September 22, 2003, the Company's former auditor, David T. Thomson, P.C., ("Thomson") informed the Company by written notice that he was no longer performing work for public companies, and that, therefore, Thomson was resigning effective immediately as the Company's certifying accountant.

     During the Company's two most recent fiscal years ended December 31, 2002 and 2001, respectively, and any subsequent interim period preceding Thomson's resignation, the Company had no disagreement with Thomson as to any matter of accounting principles or practices, financial statements disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Thomson, would have caused him to make reference to the subject matter of such disagreement in connection with his reports.

     The Company has requested that Thomson review the foregoing disclosures and provide a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements and, if not, stating in what respects he does not agree. Thomson's letter is included as an exhibit to this report on Form 8-K.

                           ITEM 7. EXHIBITS

     The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                         Location
-----------------------------------------------------------------------------
16          16.01      Letter from David T. Thomson              This filing
                        relating to his resignation


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         POWERBALL INTERNATIONAL, INC.



Date: September 25, 2003                 /S/Robert K. Ipson, Chairman and CEO